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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                       DATE OF REPORT -- NOVEMBER 9, 1999




                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


              l177 Summer Street, Stamford, Connecticut 06905-5529
                          (Principal Executive Office)

                        Telephone Number: (203) 348-7000




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                                  RAYONIER INC.

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----


              Item 2.      Acquisition of Assets                        1

              Item 7.      Financial Statements and Exhibits            1

                           Signature                                    1

                           Exhibit Index                                2


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ITEM 2.  ACQUISITION OF ASSETS

On October 25, 1999 the Registrant acquired approximately 969,000 owned and leased acres of timberland in Georgia, Florida and Alabama from Jefferson Smurfit Corporation (U.S.) ("Smurfit") in a business combination to be accounted for by the purchase method of accounting. In addition, the Registrant and Smurfit entered into a Timber Cutting Agreement whereby the Registrant has agreed to supply at market prices a portion of Smurfit's wood supply requirements for the years 2000 and 2001 at its facilities in Fernandina Beach, Florida and Brewton, Alabama. The purchase price of approximately $710 million consisted of $485 million in installment notes issued to Smurfit and $225 million in cash under a bank credit facility underwritten by Credit Suisse First Boston and Morgan Stanley Senior Funding, Inc. Smurfit used these timberlands primarily to provide pulpwood fiber to its paperboard mills. The Registrant plans to manage the timberlands and sell standing timber on an open-market basis through Rayonier Timberlands Operating Company, L.P., a wholly-owned limited partnership.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired:

                  The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

         (b)      Pro Forma Financial Information:

                  The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

         (c)      See Exhibit Index


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    RAYONIER INC.  (Registrant)


                                                    BY    George C. Kay
                                                          George C. Kay
                                                          Vice President and
                                                          Corporate Controller
November  9, 1999


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
     EXHIBIT NO.               DESCRIPTION                                        LOCATION
     -----------               -----------                                        --------
        2              Plan of acquisition, reorganization,                       The Purchase and
                       arrangement, liquidation or succession                     Sale Agreement and
                                                                                  the Timber Cutting
                                                                                  Agreement between
                                                                                  Rayonier Inc. and
                                                                                  Jefferson Smurfit
                                                                                  Corporation (U.S.)
                                                                                  will be filed by
                                                                                  amendment.



         99            News Release issued October 25, 1999                       Filed herewith
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